UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

September 22, 2008 (September 16, 2008)

Date of Report (Date of earliest event reported)

MPS Group, Inc.

(Exact name of registrant as specified in its charter)

Florida	0-24484	59-3116655
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

1 Independent Drive, Jacksonville, Florida 32202

(Address of principal executive offices)

(Zip Code)

(904) 360-2000

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 16, 2008, MPS Group, Inc. appointed Robert P. Crouch to its Board of Directors. Mr. Crouch will not serve on any committee at this time.

Item 7.01	Regulation FD Disclosure.

On September 22, 2008, MPS Group, Inc. issued a press release announcing the appointment of Robert P. Crouch to its Board of Directors. This press release is furnished as Exhibit 99.1 hereto, which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Number	Exhibit
99.1	Press release dated September 22, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MPS GROUP, INC.

By:	/s/ Robert P. Crouch
Robert P. Crouch
Senior Vice President and Chief Financial Officer

Date: September 22, 2008